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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 28, 2000


                        MERCURY INTERACTIVE CORPORATION
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            (Exact name of Registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



        000-22350                                             77-0224776
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       (Commission                                          (IRS Employer
       File Number)                                         Identification No.)


     1325 Borregas Avenue, Sunnyvale, CA                        94089
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     (Address of principal executive offices)                 (Zip Code)


                                (408) 822-5200
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             (Registrant's telephone number, including area code)

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         (Former name or former address, if changed since last report)
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Item 5:       Other Events

              On June 28, 2000, Mercury Interactive Corporation ("Mercury")
                                                                  -------
issued a press release announcing that it had priced its private placement of $400 million aggregate principal amount of its 4.75% convertible subordinated notes due July 1, 2007. Mercury has granted an option to the initial purchasers to purchase an additional $100 million aggregate principal amount of these convertible notes. A copy of the press release is filed as Exhibit 99.01 to this report and is incorporated into this report by reference.

Item 7:       Financial Statements and Exhibits.

              (a)     Exhibit.

                  Exhibit
                  Number                      Description
                  ------                      -----------
                   99.01 Press release issued by Mercury Interactive Corporation on June 28, 2000 announcing agreement to offer convertible subordinated notes.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 MERCURY INTERACTIVE CORPORATION


Date:  June 30, 2000                             By:      /s/ Sharlene Abrams
                                                       -------------------------
                                                              Sharlene Abrams,
                                                       Chief Financial Officer
                                                        and Vice President of
                                                     Finance and Administration
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                                 Exhibit Index


     Exhibit
     Number                               Description
     ------                               -----------
      99.01 Press release issued by Mercury Interactive Corporation on June 28, 2000 announcing agreement to offer convertible subordinated notes.